                     TABLE OF CONTENTS

Letter to Shareholders......................................................   1
Performance Results.........................................................   3
Performance Perspective.....................................................   4
Portfolio Management Review.................................................   5
Portfolio of Investments....................................................   7
Statement of Assets and Liabilities.........................................  10
Statement of Operations.....................................................  11
Statement of Changes in Net Assets..........................................  12
Financial Highlights........................................................  13
Notes to Financial Statements...............................................  16
Report of Independent Accountants...........................................  21

TXM ANR 11/95

                             LETTER TO SHAREHOLDERS



               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]

November 7, 1995

Dear Shareholder:
  The first nine months of 1995 have been very positive for most investors. Both the fixed-income and stock markets have made considerable gains during the period ended September 30, 1995.
  This year serves as a reminder of just how quickly markets can move and how difficult it can be to predict the timing of those movements. Moreover, this year reinforces the importance of maintaining a long-term perspective and reaf-firms the principle that it is time--not timing--that leads to investment suc-cess.

ECONOMIC OVERVIEW
  Due in large part to the Federal Reserve Board's efforts to tighten monetary supply in 1994, the economy has slowed significantly this year. Despite a stronger-than-expected third quarter growth rate of 4.2 percent, economic growth during the first half of the year was substantially lower than its fourth quarter 1994 rate of 5.1 percent. And, while other key economic data, including unemployment rates and housing starts, have shown mixed signs during recent months, the general economic trends for the year continue to support a "soft landing" scenario.
  Comfortable with the economy's rate of growth and level of inflation, the Fed reversed its trend of raising interest rates and lowered short-term rates by a quarter percent on July 6. Financial markets, perceiving that the Fed's mone-tary initiatives had taken hold without driving the economy into a recession, rallied through much of the year. With slowing growth, interest rates declined and the value of many fixed-income investments rose (bond yields and prices move in opposite directions). For example, the yield on 30-year Treasury secu-rities fell from 7.88 percent at the end of December 1994 to 6.50 percent at the end of September 1995, while its price rose more than 16 percent. Likewise, the yield on the Bond Buyer's Municipal Bond Index fell from 7.28 percent at the end of December to 6.23 percent at the end of September. Although municipal bond yields have declined, they are still offering competitive yields, particu-larly to those investors in higher tax brackets.

ECONOMIC OUTLOOK
  We believe the Fed will move cautiously before it continues to lower short-term rates, waiting for further signs that the economy has settled into a slow growth pattern. We expect moderate growth, as economic data continues to send mixed signals. We anticipate the economy will grow at an annual rate of 3 per-cent in the fourth quarter and inflation will continue to run under 3 percent, driven by slowing population and labor force growth.

                                                         (Continued on page two)

  Based upon a generally modest growth and low inflation outlook, we believe the outlook for fixed-income markets--including municipal bonds--is positive. In the near term, we believe domestic markets will benefit from a stable U.S. dollar and an increase in business activity driven in part by a number of re-cently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  On the following pages, you can read about your Fund's performance for the period, as well as portfolio management's outlook for the Fund in the coming months. We hope that you will find the information contained in the question-and-answer section helpful.

CORPORATE NEWS
  On October 6 all Van Kampen American Capital open-end mutual funds, currently listed in newspapers nationwide, began appearing under one heading. The new listing reflects our company name and is abbreviated as "Van Kamp Amer Cap."
  Once again, thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you in seek-ing to reach your financial goals.

Sincerely,

/s/Don G. Powell                 /s/Dennis J. McDonnell
Don G. Powell                    Dennis J. McDonnell
Chairman                         President
Van Kampen American Capital      Van Kampen American Capital
Asset Management, Inc.           Asset Management, Inc.

          PERFORMANCE RESULTS FOR THE PERIOD ENDED SEPTEMBER 30, 1995

            VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND

                                                      A SHARES B SHARES C SHARES

TOTAL RETURNS
One-year total return based on NAV/1/................   10.05%    9.11%    9.11%
One-year total return/2/.............................    4.83%    5.11%    8.11%
Three-year average annual total return/2/............    5.20%    5.16%      N/A
Life-of-Fund average annual total return/2/..........    6.15%    4.76%    3.85%
Commencement Date.................................... 03/02/92 07/27/92 08/30/93

DISTRIBUTION RATES AND YIELD
Distribution Rate/3/.................................    5.12%    4.67%    4.66%
Taxable Equivalent Distribution Rate/4/..............    8.00%    7.30%    7.28%
SEC Yield/5/.........................................    4.96%    4.40%    4.40%

N/A = Not Applicable

/1/Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares). The Adviser has subsidized a portion of the expenses. Without this subsidy, the total returns would have been lower.

/2/Standardized total return for the period. Assumes reinvestment of all distributions for the period ended and includes payment of the maximum sales charge or contingent deferred sales charge for early withdrawal. The Adviser has subsidized a portion of the expenses. Without this subsidy, the total returns would have been lower.

/3/Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

/4/Taxable equivalent calculations reflect federal income tax rate of 36%. A portion of the interest income may be subject to the Federal alternative minimum tax.

/5/SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period as shown above.

See the Prior Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

                PUTTING YOUR FUND'S PERFORMANCE IN PERSPECTIVE


  As you evaluate your progress toward achieving your financial goals, it is important to track your investment portfolio's performance at regular inter-vals. A good starting point is a comparison of your investment holdings to an applicable benchmark, such as a broad-based market index. Such a comparison can:

  . Illustrate the general market environment in which your investments are being managed

  . Reflect the impact of favorable market trends or difficult market con-ditions

  . Help you evaluate the extent to which your Fund's management team has responded to the opportunities and challenges presented to them over the period measured

  For these reasons, you may find it helpful to review the chart below, which compares your Fund's performance to that of the Lehman Brothers Municipal Bond Index over time. As a broad-based, unmanaged statistical composite, this index does not reflect any commissions or fees which would be incurred by an in-vestor purchasing the securities it represents. Similarly, its performance does not reflect any sales charges or other costs which would be applicable to an actively managed portfolio, such as that of the Fund.

 GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
 Van Kampen American Capital Texas Tax Free Income Fund vs. Lehman Brothers Municipal Bond Index (March 1992 through September 1995)

                             [GRAPH APPEARS HERE]

Fund's Total Return
1 Year Avg. Annual = 4.83%
3 Year Avg. Annual = 5.20%
Inception Avg. Annual = 6.15%

            VKAC Texas Tax Free   Lehman Brothers Municipal
            Income Fund           Bond Index
            -------------------   -------------------------
Mar 1992    $ 9,526                 $10,000
Dec 1992    $10,329                 $10,849
Dec 1993    $11,606                 $12,182
Dec 1994    $11,188                 $11,552
Sep 1995    $12,381                 $13,031

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions for the period ended September 30, 1995, and includes payment of the maximum sales charge (4.75% for A shares).

While past performance is not indicative of future performance, the above in-formation provides a broader vantage point from which to evaluate the discus-sion of the Fund's performance found in the following pages.

                                     LOGO
                          PORTFOLIO MANAGEMENT REVIEW

            VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND
The following is an interview with the management team of Van Kampen American Capital Texas Tax Free Income Fund. The team is led by Joseph A. Piraro, portfolio manager, and Peter W. Hegel, executive vice president, fixed-income investments.

     WHAT MARKET CONDITIONS HAD THE GREATEST IMPACT ON THE FUND'S PERFORMANCE
 Q   DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1995.

 A While 1994 was generally a down year for the bond markets, 1995 was char-acterized by a significant rally. The rally, which began early in the year and remained strong through July, resulted as the Federal Reserve Board notched interest rates down to spur economic growth.
  Another market condition that has had a positive impact on the municipal bond market (and on this Fund) has been the supply and demand ratio. The new issue supply of the municipal market is about $140 billion, which is down ap-proximately $25 billion from last year. This lower supply, compounded with continued demand from investors, has helped municipal bond prices to appreci-ate.

 Q   HOW DID YOU POSITION THE FUND IN RESPONSE TO THE EVENTS OF THE PAST YEAR?

 A In seeking a combination of both yield and credit safety, the majority of the Fund's total assets are diversified among the top four ratings cate-
gories by Standard & Poor's Ratings Group (AAA, AA, A, BBB). For credit safe-ty, the Fund continues to hold a majority weighting in the AAA-rating category (the highest credit rating assigned to municipal bonds by Standard & Poor's Ratings Group).
  The top five sector holdings of this Fund's portfolio (as of September 30, 1995) are Water & Sewer, Health Care, Single Family Housing, Retail Utility, and Multi-Family Housing. We feel those are the strongest sectors in Texas at the present time.

            [PIE CHART FOR PORTFOLIO COMPOSITION BY CREDIT QUALITY
                           AS OF SEPTEMBER 30, 1995]

Not Rated            21%
BA                    1%
BAA                  19%
A                    19%
AA                   19%
AAA                  27%
Cash & Equivalents    2%

 Q   HOW DID THE FUND PERFORM DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 1995?

 A The Fund continues to provide investors with an attractive level of tax-free income. At its current annualized dividend level of $0.54 per share, the Fund provides shareholders with a tax-free distribution rate of 5.12 per-cent/3/ (Class A shares) as of September 30, 1995. At this distribution rate, the Fund provides shareholders in the 36 percent federal income bracket with a yield equivalent to a taxable investment earning 8.00 percent/4/.
  Overall, for the twelve months ended September 30, 1995, the Fund's one-year annual return was 10.05 percent/1/ (for Class A shares based on net asset val-ue). By comparison, The Lehman Brothers Municipal Bond Index earned a total return of 11.18 percent over the same period. The Index is a broad-based un-managed index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. During part of the reporting period, Van Kampen American Capital Asset Manage-ment, Inc., the Adviser, subsidized a portion of the Fund's expenses. Without this subsidy, the total returns would have been lower. (Please refer to the chart on page three for additional Fund performance).

     WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL FOR THE NEXT
 Q   YEAR AND MORE SPECIFICALLY, FOR THE FUND?

 A We anticipate that the economy will grow modestly, and that inflation should stay low. As a result, we believe that fixed-income markets-in-
cluding municipal bonds-will continue to make modest gains.
  In the future, we may see interest rates drop slightly which, as we men-tioned previously, is good for investors already in the bond market because falling interest rates cause the value of municipal bonds to rise.
  We see three key factors that may affect this market going forward. These are the tax reform debates, the presidential election, and the strength of the economy.

  . Potential tax reform in some form is an issue we will watch in the year ahead.
  . With the presidential election in 1996, changes in the economic climate may occur. We will continue to carefully monitor fixed-income market conditions closely, and adjust the Fund's holdings accordingly.
  . We feel that municipal bond supply may go down slightly, which would be good news for investors because a decline in supply combined with steady demand should help increase prices.

  For now, we are comfortable with the Fund's positioning. However, we will pay close attention to political and economic events and adjust the Fund's holdings accordingly. We believe that the expertise of the Fund's management team, combined with our extensive research capabilities enables us to seek the best bond values for investors--balancing attractive yields with a comfortable level of risk.

/s/Peter W. Hegel
Peter W. Hegel                       /s/Joseph A. Piraro
Executive Vice President             Joseph A. Piraro
Fixed Income Investments             Portfolio Manager

                                            Please see footnotes on page three.

                            PORTFOLIO OF INVESTMENTS

                               September 30, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        MUNICIPAL BONDS 98.0%
        EDUCATION 5.3%
 $  500 Houston, Texas, Higher Education
        Finance Corp., Rev. (University of St.
        Thomas Project)........................    7.250% 12/01/07 $   519,425
    500 North Texas Higher Education Authority,
        Inc., Texas Student Loan Rev.,
        Refunding, Series D....................    6.300  04/01/09     512,200
                                                                   -----------
                                                                     1,031,625
                                                                   -----------
        HOSPITAL 19.7%
    165 Bell County, Texas, Health Facilities
        Development Corp. (King's Daughters
        Hospital)..............................    9.250  07/01/08     183,127
    250 Harris County, Texas, Health Facilities
        Development Corp., Health Care System
        Rev. (Memorial Hospital System
        Project)...............................    7.125  06/01/15     267,642
    375 Harris County, Texas, Health Facilities
        Devlopment Corp., Health Care System
        Rev. (Sisters of Charity)..............    7.100  07/01/21     400,493
     90 Jefferson County, Texas, Health
        Facility Authority (Baptist Health Care
        Project)...............................    8.300  10/01/14      98,023
    150 Montgomery County, Texas, Health
        Facilities Development Corp., Hospital
        Mortgage Rev. (Woodlands Medical Center
        Project)...............................    8.850  08/15/14     162,837
    500 Richardson, Texas, Hospital Authority,
        Refunding & Improvement Rev.
        (Richardson Medical Center)............    6.750  12/01/23     509,880
    300 Rusk County, Texas, Health Facility
        Corp., Refunding Hospital Rev.
        (Henderson Memorial Hospital Project)..    7.750  04/01/13     312,681
    500 Tarrant County, Texas, Health Facilites
        Development Corp., Refunding &
        Improvement, Hospital Rev. (Fort Worth
        Osteopathic Hospital)..................    7.000  05/15/28     516,550
    250 Texas Health Facilities Development
        Corp., Hospital Rev. (Fort Worth
        Children's Center) FGIC................    6.250  12/01/12     257,890
    250 Tomball, Texas, Hospital Authority Rev.
        Refunding..............................    6.125  07/01/23     226,290
    150 Tyler, Texas, Health Facilities
        Development Corp., Refunding Rev. (East
        Texas Medical Center-Regional Health)
        Series A...............................    8.250  11/01/06     169,356
    500 Tyler, Texas, Health Facilities
        Development Corp., Refunding Rev. (East
        Texas Medical Center-Regional Health)
        Series B...............................    6.750  11/01/25     492,995
    210 Weslaco, Texas, Health Facilities
        Development Corp., Hospital Rev.
        (Weslaco Health Facility)..............   10.375  06/01/16     243,415
                                                                   -----------
                                                                     3,841,179
                                                                   -----------
        HOUSING 15.2%
    500 Austin, Texas, Housing Finance Corp.,
        Multi-Family Mtg.......................    6.500  10/01/10     500,375
    500 Baytown, Texas, Property Management &
        Development Corp., Series A (Baytown
        Terrace Project) FNMA..................    6.100  08/15/21     500,575
    330 Bexar County, Texas, Housing Finance
        Corp., Rev., Series B, GNMA............    9.250  04/01/16     344,127
    115 East Texas Housing Finance Corp.,
        Single Family Mtg. Rev., GNMA..........    7.200  01/01/26     117,076
    250 El Paso, Texas, Housing Authority,
        Multi-Family Mtg. Rev.,
        Series A...............................    6.250  12/01/09     249,042

                                               See Notes to Financial Statements

                              September 30, 1995

-------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
 $  135 El Paso,Texas, Property Finance
        Authority, Inc., Single Family Mtg.
        Rev., Series A, GNMA...................    8.700% 12/01/18 $   142,370
    140 Galveston, Texas Property Finance
        Authority, Inc., Single Family Mtg.
        Rev., Series A.........................    8.500  09/01/11     160,103
     30 Harris County, Texas, Housing Financing
        Corp., Single Family Mtg. Rev., Series
        1983-A.................................   10.125  07/15/03      30,054
    100 Harris County, Texas, Housing Financing
        Corp., Single Family Mtg. Rev., Series
        1983-A.................................   10.375  07/15/14     100,140
     50 Houston, Texas, Housing Finance Corp.,
        Single Family Mtg. Rev.................   10.000  09/15/14      50,167
    395 Houston, Texas, Housing Finance Corp.,
        Single Family Mtg. Rev.................   10.375  12/15/13     400,826
    170 Texas Housing Agency, Single Family
        Mtg. Rev., Refunding,
        Series A...............................    7.150  09/01/12     176,321
    190 Travis County, Texas, Housing Finance
        Corp., Single Family Mtg. Rev., GNMA...    8.200  04/01/22     195,373
                                                                   -----------
                                                                     2,966,549
                                                                   -----------
        MISCELLANEOUS 7.3%
     60 Fort Bend County, Texas, Levee
        Improvement, District No. 11, G.O......    8.700  03/01/10      68,009
    250 Garland, Texas, Economic Development
        Authority, IDR (Yellow Freight System,
        Inc. Project)..........................    8.000  12/01/16     260,120
    250 Lockhart, Texas, Correctional
        Facilities Rev., Financing Corp., MBIA.    6.625  04/01/12     260,378
    283 Texas General Services Community
        Partner Interests (Office Building and
        Land Acquisition Project)..............    7.000  08/01/09     292,087
    250 Texas State, G.O., Refunding, Veterans
        Land...................................    6.500  12/01/21     261,733
    250 Texas State, G.O., National Research
        Lab Commission.........................    7.125  04/01/20     279,990
                                                                   -----------
                                                                     1,422,317
                                                                   -----------
        MUNICIPAL UTILITY DISTRICT (MUD) 15.0%
    250 Brazoria County, Texas, MUD No. 2,
        Refunding..............................    7.000  09/01/08     255,922
     60 Fort Bend County, Texas, MUD No. 25,
        Refunding..............................    8.000  10/01/15      63,977
    250 Harris County, Texas, MUD No. 120,
        Refunding..............................    8.000  08/01/14     276,493
    500 Harris County, Texas, MUD No. 322......    6.250  05/01/18     475,070
    500 Mills Road, Texas, MUD, Refunding......    6.500  09/01/14     496,205
    125 Mission Bend, Texas, MUD No. 2.........   10.000  09/01/00     144,641
    250 Montgomery County, Texas, MUD..........    6.000  09/01/19     231,218
    250 Montgomery County, Texas, MUD..........    6.000  09/01/16     230,970
    250 Montgomery County, Texas, MUD, MBIA....    6.250  03/01/10     258,243
     50 Montgomery County, Texas, MUD No. 4....    8.900  09/01/02      56,177
    100 West Harris County, Texas, MUD No. 1,
        Refunding..............................    7.000  04/01/05     104,677
    300 Woodlands, Texas, Metro Center, MUD,
        Refunding, Series B....................    7.100  04/01/07     339,060
                                                                   -----------
                                                                     2,932,653
                                                                   -----------

                                              See Notes to Financial Statements

                              September 30, 1995

-------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                               Coupon  Maturity Market Value
-------------------------------------------------------------------------------
        NURSING HOMES 1.4%
 $  250 San Antonio, Texas, Health Facilities
        Development Corp., Rev. (Encore Nursing
        Center Partner)........................    8.250% 12/01/19 $   273,265
                                                                   -----------
        TRANSPORTATION 7.7%
  1,000 Austin, Texas, Airport System Rev.,
        Series A, MBIA.........................    6.125  11/15/25     991,750
    250 Harris County, Texas, Toll Road Rev....    6.750  08/01/14     265,897
    250 Texas State Turnpike Authority, Dallas
        North Toll Road, Tollway Rev...........    6.000  01/01/20     244,660
                                                                   -----------
                                                                     1,502,307
                                                                   -----------
        UTILITIES 26.4%
    220 Austin, Texas, Utility System Rev.,
        Series B...............................    7.800  11/15/12     242,191
  1,000 Bexar, Texas, Metro Water District,
        Waterworks System Rev., MBIA...........    5.875  05/01/22     971,140
    435 City of Brownsville, Texas, Utilities
        System Priority Rev., Series 1990,
        AMBAC..................................    6.500  09/01/17     478,983
    250 Coastal Water Authority, Texas, Water
        Rev., AMBAC............................    6.250  12/15/17     253,560
    250 Colorado River, Texas, Municipal Water
        District (Water Transmission Facilities
        Project A), AMBAC......................    6.625  01/01/21     272,707
    250 Guadalupe Blanco River Authority,
        Texas, IDR.............................    6.350  07/01/22     258,435
    100 Harris County, Texas, Water Control &
        Improvement District No. 75                7.000  03/01/14     104,286
    500 Houston, Texas, Water and Sewer System,
        Refunding Rev.,
        Series B...............................    6.375  12/01/14     511,790
    100 Matagorda County, Texas, Navigation
        District 1, Control Rev, (Central Power
        & Light Co. Project)...................    7.875  12/01/16     105,624
    385 Port of Corpus Christi, Texas, IDR
        (Valero Refining & Marketing Co. ),
        Series A...............................   10.250  06/01/17     426,234
    100 Port of Corpus Christi, Texas, IDR
        (Valero Refining & Marketing Co.),
        Series B...............................   10.625  06/01/08     111,295
    220 San Antonio, Texas, Electric and Gas
        Rev., Series A.........................    6.500  02/01/12     228,813
    250 Tarrant County, Texas, Water Control &
        Improvement Rev........................    6.000  03/01/10     266,000
    435 Texas Municipal Power Agency, Rev......    5.500  09/01/13     413,789
    500 Willow Fork, Texas, Drainage District..    7.000  03/01/11     521,430
                                                                   -----------
                                                                     5,166,277
                                                                   -----------
 TOTAL INVESTMENTS (Cost $18,470,839) 98.0% ....................    19,136,172
 OTHER ASSETS AND LIABILITIES, NET 2.0%.........................       394,903
                                                                   -----------
 NET ASSETS 100%................................................   $19,531,075
                                                                   -----------
                                 Insurers:
G.O. general obligation bond     AMBAC AMBAC Indemnity Corp.
IDR industrial development       FGIC Financial Guaranty Insurance Corp.
   revenue bond                  FNMA Federal National Mtg. Association
Rev. revenue bond                GNMA Government National Mtg. Association
                                 MBIA Municipal Bond Investor's Assurance
                                 Corp.

                                              See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                              September 30, 1995

-------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $18,470,839)..................  $19,136,172
Interest receivable..............................................      356,808
Receivable for Fund shares sold..................................      216,682
Receivable for investments sold..................................       10,030
Other assets.....................................................        4,278
                                                                   -----------
 Total Assets....................................................   19,723,970
                                                                   -----------
LIABILITIES
Dividends payable................................................       47,345
Bank overdraft...................................................       32,376
Due to Distributor...............................................       15,607
Due to Adviser...................................................        9,690
Deferred Trustees' compensation..................................        5,359
Due to shareholder service agent.................................        3,377
Due to Trustees..................................................        2,310
Accrued expenses and other payables..............................       76,831
                                                                   -----------
 Total Liabilities...............................................      192,895
                                                                   -----------
NET ASSETS, equivalent to $10.03 per share for Class A and Class
 B, and $10.04 per share for Class C shares......................  $19,531,075
                                                                   -----------
NET ASSETS WERE COMPRISED OF:
Shares of beneficial interest, at par; 1,110,686 Class A, 729,051
 Class B and 107,241 Class C shares outstanding..................  $    19,470
Capital surplus..................................................   18,827,031
Undistributed net realized gain on securities....................       24,601
Net unrealized appreciation of securities........................      665,333
Accumulated net investment loss..................................       (5,360)
                                                                   -----------
NET ASSETS.......................................................  $19,531,075
                                                                   -----------

                                              See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                         Year Ended September 30, 1995

-------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................  $1,414,127
                                                                     ----------
EXPENSES
Management fees....................................................     123,404
Shareholder service agent's fees and expenses......................      18,769
Accounting services................................................      67,413
Service fees--Class A..............................................      26,331
Distribution and service fees--Class B.............................      75,938
Distribution and service fees--Class C.............................      11,528
Trustees' fees and expenses........................................       9,920
Audit fees.........................................................      26,600
Custodian fees.....................................................       3,109
Legal fees.........................................................       9,038
Reports to shareholders............................................      24,199
Registration and filing fees.......................................       9,230
Organization expenses..............................................       3,000
Miscellaneous......................................................       1,344
Expense reimbursement (see Note 2) ................................     (61,815)
                                                                     ----------
 Total expenses....................................................     348,008
                                                                     ----------
NET INVESTMENT INCOME..............................................   1,066,119
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities....................................      65,437
Net unrealized appreciation of securities during the period........     739,651
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................     805,088
                                                                     ----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $1,871,207
                                                                     ----------

                                              See Notes to Financial Statements

                      STATEMENT OF CHANGES IN NET ASSETS


-------------------------------------------------------------------------------

                                                       Year Ended September 30
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period......................  $22,616,594  $25,210,015
                                                       -----------  -----------
OPERATIONS
 Net investment income...............................    1,066,119    1,279,721
 Net realized gain (loss) securities.................       65,437      (39,911)
 Net unrealized appreciation (depreciation) of
  securities during the period.......................      739,651   (1,799,595)
                                                       -----------  -----------
 Increase (decrease) in net assets resulting from
  operations.........................................    1,871,207     (559,785)
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM (see Note 1D)
 Net investment income(/1/)
 Class A.............................................     (653,415)    (849,857)
 Class B.............................................     (363,880)    (383,566)
 Class C.............................................      (55,017)     (40,808)
                                                       -----------  -----------
                                                        (1,072,312)  (1,274,231)
                                                       -----------  -----------
 Excess of book-basis net realized gain on securities
 Class A.............................................          --       (21,198)
 Class B.............................................          --        (9,656)
 Class C.............................................          --          (729)
                                                       -----------  -----------
                                                               --       (31,583)
                                                       -----------  -----------
 Total distributions.................................   (1,072,312)  (1,305,814)
                                                       -----------  -----------
CAPITAL TRANSACTIONS
 Proceeds from shares sold
 Class A.............................................      517,409    1,892,676
 Class B.............................................      362,817    2,691,555
 Class C.............................................      299,878    1,309,798
                                                       -----------  -----------
                                                         1,180,104    5,894,029
                                                       -----------  -----------
 Proceeds from shares issued for distributions
  reinvested
 Class A.............................................      299,151      428,301
 Class B.............................................      179,325      197,947
 Class C.............................................        9,580       10,051
                                                       -----------  -----------
                                                           488,056      636,299
                                                       -----------  -----------
 Cost of shares redeemed
 Class A.............................................   (2,969,102)  (6,308,560)
 Class B.............................................   (2,085,815)    (872,378)
 Class C.............................................     (497,657)     (77,212)
                                                       -----------  -----------
                                                        (5,552,574)  (7,258,150)
                                                       -----------  -----------
 Decrease in net assets from capital transactions....   (3,884,414)    (727,822)
                                                       -----------  -----------
DECREASE IN NET ASSETS...............................   (3,085,519)  (2,593,421)
                                                       -----------  -----------
NET ASSETS, end of period (including accumulated net
 investment loss of $(5,360) and undistributed net
 investment income of $5,628, respectively)..........  $19,531,075  $22,616,594
                                                       -----------  -----------

(1) Includes $2,502, $3,224, and $467 in excess of book-basis net investment income as of September 30, 1995 for Class A, B, and C, respectively.

                                              See Notes to Financial Statements

                             FINANCIAL HIGHLIGHTS

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

-------------------------------------------------------------------------------

                                                  Class A
                                 ----------------------------------------------
                                                             March 2, 1992(/1/)
                                 Year Ended September 30                through
                                 --------------------------       September 30,
                                   1995    1994   1993(/2/)           1992(/2/)
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of
 period........................   $9.64  $10.36       $9.74               $9.45
                                 ------  ------      ------               -----
INCOME FROM OPERATIONS
 Investment income.............     .67     .64         .63                 .42
 Expenses......................    (.13)   (.10)       (.06)               (.06)
                                 ------  ------      ------               -----
Net investment income..........     .54     .54         .57                 .36
Net realized and unrealized
 gains or losses on securities.     .39  (.7025)        .65                 .23
                                 ------  ------      ------               -----
Total from investment opera-
 tions.........................     .93  (.1625)       1.22                 .59
                                 ------  ------      ------               -----
LESS DISTRIBUTIONS FROM
 Net investment income.........    (.54)  (.545)     (.5875)               (.30)
 Excess of book-basis net real-
  ized gains on securities.....      --  (.0125)     (.0125)                 --
                                 ------  ------      ------               -----
Total distributions............    (.54) (.5575)       (.60)               (.30)
                                 ------  ------      ------               -----
Net asset value, end of period.  $10.03   $9.64      $10.36               $9.74
                                 ------  ------      ------               -----
TOTAL RETURN(/4/)..............   10.05%  (1.62%)     12.94%               6.30%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)........................   $11.1   $12.8       $18.0               $14.1
Average net assets (millions)..   $11.8   $15.7       $16.8               $11.7
Ratios to average net assets
 (annualized)(/3/)
 Expenses......................    1.36%   1.03%       0.61%               0.93%
 Expenses, without expense re-
  imbursement..................    1.66%   1.70%       1.86%               1.41%
 Net investment income.........    5.51%   5.41%       5.74%               5.94%
 Net investment income, without
  expense reimbursement........    5.21%   4.74%       4.49%               5.45%
Portfolio turnover rate........      15%     10%          5%                  4%

(1) Commencement of operations
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                              See Notes to Financial Statements

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

-------------------------------------------------------------------------------

                                                  Class B
                                   ------------------------------------------
                                                                     July 27,
                                                                    1992(/1/)
                                   Year Ended September 30            through
                                   ---------------------------  September 30,
                                     1995     1994   1993(/2/)      1992(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of pe-
 riod.............................  $9.64   $10.35       $9.74          $9.91
                                   ------  -------     -------         ------
INCOME FROM OPERATIONS
 Investment income................    .67      .65         .63            .09
 Expenses.........................   (.21)    (.18)       (.13)         (.025)
                                   ------  -------     -------         ------
Net investment income.............    .46      .47         .50           .065
Net realized and unrealized gains
 or losses on securities..........   .396   (.7065)       .633          (.103)
                                   ------  -------     -------         ------
Total from investment operations..   .856   (.2365)      1.133          (.038)
                                   ------  -------     -------         ------
LESS DISTRIBUTIONS FROM
 Net investment income............   (.46)   (.461)     (.5105)         (.132)
 Excess of book-basis net invest-
  ment income.....................  (.006)      --          --             --
 Excess of book-basis net realized
  gains on securities.............     --   (.0125)     (.0125)            --
                                   ------  -------     -------         ------
Total distributions...............  (.466)  (.4735)      (.523)         (.132)
                                   ------  -------     -------         ------
Net asset value, end of period.... $10.03    $9.64      $10.35          $9.74
                                   ------  -------     -------         ------
TOTAL RETURN(/4/).................   9.11%   (2.35%)     11.97%          (.73%)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (mil-
 lions)...........................   $7.3     $8.6        $7.1           $0.9
Average net assets (millions).....   $7.6     $8.4        $4.6           $0.5
Ratios to average net assets
 (annualized)(/3/)
 Expenses.........................   2.14%    1.80%       1.30%          1.41%
 Expenses, without expense reim-
  bursement.......................   2.44%    2.47%       2.55%          2.15%
 Net investment income............   4.74%    4.66%       4.92%          3.83%
 Net investment income, without
  expense reimbursement...........   4.44%    3.99%       3.67%          3.07%
Portfolio turnover rate...........     15%      10%          5%             4%

(1) Commencement of operations
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                              See Notes to Financial Statements

 Selected data for a share of beneficial interest outstanding throughout each of the periods indicated.

-------------------------------------------------------------------------------

                                                        Class C
                                             ---------------------------------
                                                                    August 30,
                                                   Year Ended        1993(/1/)
                                                 September 30          through
                                             -----------------   September 30,
                                               1995  1994(/2/)       1993(/2/)
-------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period........  $9.65     $10.36          $10.28
                                             ------     ------          ------
INCOME FROM OPERATIONS
 Investment income..........................    .67        .64             .05
 Expenses...................................   (.21)      (.18)           (.01)
                                             ------     ------          ------
Net investment income.......................    .46        .46             .04
Net realized and unrealized gains or losses
 on securities..............................   .396     (.6965)           .121
                                             ------     ------          ------
Total from investment operations............   .856     (.2365)           .161
                                             ------     ------          ------
LESS DISTRIBUTIONS FROM
 Net investment income......................   (.46)     (.461)          (.081)
 Excess of book-basis net investment income.  (.006)        --              --
 Excess of book-basis net realized gains on
  securities................................     --     (.0125)             --
                                             ------     ------          ------
Total distributions.........................  (.466)    (.4735)          (.081)
                                             ------     ------          ------
Net asset value, end of period.............. $10.04      $9.65          $10.36
                                             ------     ------          ------
TOTAL RETURN(/4/)...........................   9.11%     (2.35%)          1.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions)........   $1.1       $1.2            $0.1
Average net assets (millions)...............   $1.2       $0.9            $.02
Ratios to average net assets
 (annualized)(/3/)
 Expenses...................................   2.14%      1.79%           0.66%
 Expenses, without expense reimbursement....   2.44%      2.46%           1.89%
 Net investment income......................   4.73%      4.59%           4.17%
 Net investment income, without expense re-
  imbursement...............................   4.43%      3.92%           2.92%
Portfolio turnover rate.....................     15%        10%              5%

(1) Commencement of operations
(2) Based on average month-end shares outstanding.
(3) See Note 2.
(4) Total return for periods of less than one full year are not annualized. Total return does not consider the effect of sales charges.

                                              See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Texas Tax Free Income Fund (the "Fund", formerly American Capital Texas Municipal Securities, Inc.) is registered under the In-vestment Company Act of 1940, as amended, as a non-diversified, open-end man-agement investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. INVESTMENT VALUATIONS-Investments in municipal bonds are valued at the most recently quoted bid prices or at bid prices based on a matrix system (which considers such factors as security prices, yields, maturities and ratings) furnished by dealers and an independent pricing service.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  Issuers of certain securities owned by the Fund have obtained insurance guaranteeing their timely payment of principal at maturity and interest. Such insurance reduces financial risk but not market risk of the security.
  Fund investments include lower rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties may exist as to an issuer's ability to meet princi-pal and interest payments. At the end of the period, debt securities rated be-low investment grade and comparable unrated securities represented approximately 22% of the investment portfolio.

B. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders. It is anticipated that no further distributions of capital gains will be made until tax basis capital loss carryforwards, if any, expire or are offset by net realized capital gains.

C. INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Interest income is accrued daily.

-------------------------------------------------------------------------------
D. DIVIDENDS AND DISTRIBUTIONS-The Fund declares dividends from net investment income each business day. Dividends and distributions to shareholders are re-corded on the record dates. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends and distributions may exceed financial statement earnings.
  The Fund intends to continue to invest principally in tax-exempt obligations sufficient in amount to qualify the Fund to pay "exempt-interest dividends" as defined in the Internal Revenue Code. However, a portion of such dividends may represent tax preference items subject to alternative minimum tax.

E. DEBT DISCOUNT OR PREMIUM-The Fund accounts for debt discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, original issue debt discounts and all premiums are amortized over the life of a security. Market discounts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

F. WHEN-ISSUED SECURITIES-Delivery and payment for securities purchased on a when- issued basis may take place up to 45 days after the date of the transac-tion. The securities purchased are subject to market fluctuations during this period. To meet the payment obligation, sufficient cash or liquid securities, equal to the amount that will be due, are set aside with the custodian.

G. ORGANIZATION COSTS-Organization expenses of approximately $15,000 were de-ferred and are being amortized over a five year period ending April 1997.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Van Kampen American Capital Asset Management, Inc. (the "Adviser") serves as investment manager of the Fund. Management fees are paid monthly, based on the average daily net assets of the Fund at an annual rate of .60% of the first $300 million, .55% of the next $300 million, and .50% of the amount in excess of $600 million. From time to time, the Adviser may voluntarily elect to reim-burse the Fund a portion of the Fund's expenses. This reimbursement may be discontinued at any time without prior notice. For the period, such reimburse-ment was $61,815.

-------------------------------------------------------------------------------
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $6,427 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services ex-pense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  ACCESS Investor Services, Inc., an affiliate of the Adviser, serves as the Fund's shareholder service agent. These services are provided at cost plus a profit. For the period the fees for such services were $12,513.
  The Fund has been advised that Van Kampen American Capital Distributors,
Inc. (the "Distributor") and Advantage Capital Corp. (the "Retail Dealer"), both affiliates of the Adviser, received $2,589 and $157, respectively, as their portion of the commissions charged on sales of Fund shares during the period.
  Under the Distribution Plans, each class of shares pays up to .25% per annum of its average net assets to reimburse the Distributor for expenses and serv-ice fees incurred. Class B and Class C shares pay an additional fee of up to
 .75% per annum of their average net assets to reimburse the Distributor for its distribution expenses. Actual distribution expenses incurred by the Dis-tributor for Class B and Class C shares may exceed the amounts reimbursed to the Distributor by the Fund. At the end of the period, the unreimbursed ex-penses incurred by the Distributor under the Class B and Class C plans aggre-gated approximately $347,000 and $16,000, respectively, and may be carried forward and reimbursed through either the collection of the contingent de-ferred sales charges from shares redemptions or, subject to the annual renewal of the plans, future Fund reimbursements of distribution fees.
  Legal fees of $9,011 were for services rendered by O'Melveny & Myers, coun-sel for the Fund. Lawrence J. Sheehan, of counsel to that firm, is a trustee of the Fund.
  Certain officers and directors of the Fund are officers and trustees of the Adviser, the Distributor, the Retail Dealer and the shareholder service agent.

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $3,050,373 and $6,987,281, re-spectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period, was $18,470,877. Net unrealized appreciation of invest-ments aggregated $665,295, gross unrealized appreciation of investments aggre-gated $746,294, and gross unrealized depreciation of investments aggregated $80,999.

-------------------------------------------------------------------------------

NOTE 4--TRUSTEE COMPENSATION
Fund trustees who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $629 plus a fee of $18 per day for Board meetings attended. During the period, such fees aggregated $8,342.
  The trustees may participate in a voluntary deferred compensation plan (the "Plan"). The Plan is not funded, and obligations under the Plan will be paid solely out of the Fund's general accounts. The Fund will not reserve or set aside funds for the payment of its obligations under the Plan by any form of trust or escrow. Each trustee covered under the Plan elects to be credited with an earnings component on amounts deferred equal to the income earned by the Fund on its short-term investments or equal to the total return of the Fund.

NOTE 5--CAPITAL
The Fund offers three classes of shares at their respective net asset values per share, plus a sales charge which is imposed either at the time of purchase (the Class A shares) or at the time of redemption on a contingent deferred ba-sis (the Class B and Class C shares). All classes of shares have the same rights, except that Class B and Class C shares bear the cost of distribution fees and certain other class specific expenses. Realized and unrealized gains or losses, investment income and expenses (other than class specific expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Class B and Class C shares automatically convert to Class A shares six years and ten years after purchase, respectively, sub-ject to certain conditions.

-------------------------------------------------------------------------------
  The Fund has an unlimited number of shares of $.01 par value beneficial in-terest authorized. Transactions in shares of beneficial interest were as fol-lows:

                                                       Year Ended September 30
                                                       -----------------------
                                                              1995         1994
--------------------------------------------------------------------------------
Shares sold
 Class A..............................................      52,801      187,834
 Class B..............................................      37,593      265,842
 Class C..............................................      30,198      128,146
                                                       -----------  -----------
                                                           120,592      581,822
                                                       -----------  -----------
Shares issued for distributions reinvested
 Class A..............................................      30,626       42,661
 Class B..............................................      18,363       19,840
 Class C..............................................         981        1,010
                                                       -----------  -----------
                                                            49,970       63,511
                                                       -----------  -----------
Shares redeemed
 Class A..............................................    (304,310)    (637,534)
 Class B..............................................    (215,721)     (87,755)
 Class C..............................................     (50,161)      (7,831)
                                                       -----------  -----------
                                                          (570,192)    (733,120)
                                                       -----------  -----------
Decrease in shares outstanding........................    (399,630)     (87,787)
                                                       -----------  -----------

NOTE 6--FUND REORGANIZATION
On July 21, 1995, the shareholders approved the reorganization of the Fund to a Delaware Business Trust and the election of fourteen trustees. On August 26, 1995, the reorganization became effective.

                       REPORT OF INDEPENDENT ACCOUNTANTS


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, includ-ing the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen American Capital Texas Tax Free Income Fund at September 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter re-ferred to as "financial statements") are the responsibility of the Fund's man-agement; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which re-quire that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall fi-nancial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmation from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Houston, Texas
November 7, 1995

               FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND INTERNATIONAL
 Global Equity Fund
 Global Government Securities Fund
 Global Managed Assets Fund
 Short-Term Global Income Fund
 Strategic Income Fund

EQUITY
Growth
 Emerging Growth Fund
 Enterprise Fund
 Pace Fund
Growth & Income
 Balanced Fund
 Comstock Fund
 Equity Income Fund
 Growth and Income Fund
 Harbor Fund
 Real Estate Securities Fund
 Utility Fund

FIXED INCOME
 Corporate Bond Fund
 Government Securities Fund
 High Income Corporate Bond Fund
 High Yield Fund
 Limited Maturity Government Fund
 Prime Rate Income Trust
 Reserve Fund
 U.S. Government Fund
 U.S. Government Trust for Income

TAX-FREE
 California Insured Tax Free Fund
 Florida Insured Tax Free Income Fund
 High Yield Municipal Fund
 Insured Tax Free Income Fund
 Limited Term Municipal Income Fund
 Municipal Income Fund
 New Jersey Tax Free Income Fund
 New York Tax Free Income Fund
 Pennsylvania Tax Free Income Fund
 Tax Free High Income Fund
 Tax Free Money Fund
 Texas Tax Free Income Fund

THE GOVETT FUNDS
 Emerging Markets Fund
 Global Income Fund
 International Equity Fund
 Latin America Fund
 Pacific Strategy Fund
 Smaller Companies Fund

Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us direct at 1-800-421-5666 weekdays from 7:00 a.m. to 7:00 p.m. Central time.

            VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
PHILIP P. GAUGHAN
LINDA H. HEAGY
ROGER HILSMAN
R. CRAIG KENNEDY
DONALD C. MILLER
JACK E. NELSON
DON G. POWELL
DAVID REES
JEROME L. ROBINSON
LAWRENCE J. SHEEHAN
FERNANDO SISTO*
WAYNE W. WHALEN
WILLIAM S. WOODSIDE
*Chairman of the Board

OFFICERS
DON G. POWELL
President
CURTIS W. MORELL
Vice President and Treasurer
DENNIS J. MCDONNELL
RONALD A. NYBERG
ROBERT C. PECK, JR.
JOSEPH A. PIRARO
PAUL R. WOLKENBERG
Vice Presidents
TANYA M. LODEN
Vice President and Controller
NORI L. GABERT
Vice President and Secretary
J. DAVID WISE
Vice President and Assistant Secretary
PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers
HUEY P. FALGOUT, JR.
Assistant Secretary

INVESTMENT ADVISER
VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd.
Houston, Texas 77056

DISTRIBUTOR
VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICE AGENT
ACCESS INVESTOR SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN
STATE STREET BANK AND TRUST CO.
225 Franklin Street
Boston, Massachusetts 02110

COUNSEL
O'MELVENY & MYERS
400 South Hope Street
Los Angeles, California 90071

INDEPENDENT ACCOUNTANTS
PRICE WATERHOUSE LLP
1201 Louisiana
Houston, Texas 77002

/(C)/Van Kampen American Capital Distributors, Inc., 1995
     All rights reserved.
/SM/denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors un-less it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. If used for distributions to prospec-tive investors after 12/31/95, this annual report must be accompanied by a Van Kampen American Capital Texas Tax Free Income Fund performance data update for the most recent calendar quarter.

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            VAN KAMPEN AMERICAN CAPITAL TEXAS TAX FREE INCOME FUND


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